UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐  Preliminary Proxy Statement
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☐  Definitive Proxy Statement
☒  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

The Navigators Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 28, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement / Annual Report
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before May 8, 2008.
To request material:       Internet: www.proxyvote.com       Telephone: 1-800-579-1639       **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

THE NAVIGATORS GROUP, INC.

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

Meeting Type:	Annual	Meeting Location:	Reckson Executive Park
Meeting Date:	5/28/08		6 International Drive
Meeting Time:	10:00 A.M. EDT		Rye Brook, NY 10573
For holders as of: 4/1/08

Voting items
1.	Election of Directors:

Nominees –

(1)	H.J. Mervyn Blakeney	(6)	Leandro S. Galban, Jr.
(2)	Peter A. Cheney	(7)	John F. Kirby
(3)	Terence N. Deeks	(8)	Marc M. Tract
(4)	W. Thomas Forrester	(9)	Robert F. Wright
(5)	Stanley A. Galanski
The Board of Directors Recommends a Vote FOR PROPOSAL 1.
2.	Approve The Navigators Group, Inc. Employee Stock Purchase Plan.
The Board of Directors Recommends a Vote FOR PROPOSAL 2.
3.	Approve The Navigators Group, Inc. Executive Performance Incentive Plan.
The Board of Directors Recommends a Vote FOR PROPOSAL 3.
4.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2008.
The Board of Directors Recommends a Vote FOR PROPOSAL 4.

Voting Instructions